                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                  FORM 8-A/A
                                Amendment No. 1


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                     NorthPoint Communications Group, Inc.
                     -------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                     Delaware                                                  52-214-7716
---------------------------------------------------       -----------------------------------------------------
     (State of Incorporation or Organization)                      (I.R.S. Employer Identification No.)

                222 Sutter Street
          San Francisco, California  94108                                        94108
---------------------------------------------------       -----------------------------------------------------
     (Address of Principal Executive Offices)                                   (Zip Code)

  If this form relates to the registration of a                If this form relates to the registration of a
  class of securities pursuant to Section 12(b)                class of securities pursuant to Section 12(g) of
  of the Exchange Act and is effective pursuant                the Exchange Act and is effective pursuant to
  to General Instruction A. (c), please check the              General Instruction A.(d), please check the
  following box.  [ ]                                          following box.   [ ]

        Securities Act registration statement file number to which this form relates:  333-73065
                                                                                       ---------
                                      Securities to be registered pursuant to
                                            Section 12(b) of the Act:

                                                      None

                                      Securities to be registered pursuant to
                                            Section 12(g) of the Act:

Title of Each Class                                     Name of Each Exchange on Which
to be Registered                                        Each Class is to be Registered
----------------                                        ------------------------------

Common Stock, par value $.001 per share                 The Nasdaq National Market

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

          The description of the Common Stock of the Registrant set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-73065) filed on February 26, 1999, as amended (the "Form S-1 Registration Statement") and in the Prospectus included in the Form S-1 Registration Statement, or, if such description is subsequently amended, the description as subsequently amended, is hereby incorporated by reference in response to this item.

Item 2.  Exhibits.
         --------

          The following exhibits are filed as part of this registration statement:

               Exhibit
               Number    Exhibit Title or Description
               -------   ----------------------------
               3(a)      Amended and Restated Certificate of Incorporation.*

               3(b)      Amended and Restated Bylaws.*

               4(a)      Form of Specimen Certificate for the Company's Common
                         Stock.*

--------------
     * Filed as an exhibit to the Form S-1 Registration Statement and incorporated herein by reference.

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 23, 1999               NORTHPOINT COMMUNICATIONS
                                    GROUP, INC.

                                    /s/ Henry P. Huff
                                    ------------------------------------------
                                    By:  Henry P. Huff
                                         Chief Financial Officer and Vice
                                         President, Finance

                     NORTHPOINT COMMUNICATIONS GROUP, INC.

                                 EXHIBIT INDEX

Exhibit
Number    Exhibit Title or Description
------    ----------------------------
3(a)      Amended and Restated Certificate of Incorporation.*

3(b)      Amended and Restated Bylaws.*

4(a)      Form of Specimen Certificate for the Company's Common Stock.*

------------
     * Filed as an exhibit to the Form S-1 Registration Statement and incorporated herein by reference.